The Conestoga Capital Small Cap Fund was included in today's Wall Street Journal in the SmartMoney Fund Screen as one of 16 mutual funds with "small asset bases but relatively impressive results." A link to the article on SmartMoney.com is below, or check page D3 of today’s Wall Street Journal (February 3, 2009).

http://www.smartmoney.com/investing/mutual-funds/16-strong-performers-that-fly-under-the-radar/#

To create the list, SmartMoney started with 18,135 funds and share classes with less than $250 Million in assets.  They narrowed the search with screens for no-load funds, top Lipper rankings, "cheap fees", and other factors.  The Conestoga Capital Small Cap Fund was one of 16 funds to make the list.

The Fund continues to be an important part of Conestoga’s growth, with net positive inflow of over $15 million in 2008.  With an expense ratio of 1.10% after waivers, the Fund serves those investors that require a mutual fund or do not meet our separate account minimum.

We welcome your questions or comments.  Please don’t hesitate to contact us.

Regards,

Mark

Mark Clewett, CFA
Managing Partner – Client Services
Conestoga Capital Advisors LLC
Office: 484-654-1385
Fax: 610-225-0533
E-Mail: msclewett@conestogacapital.com

DISCLOSURE: The Conestoga Small Cap Fund can be purchased fund direct, or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, changes, and expenses which an investor should consider before investing.